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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 10/A

                                 Amendment No. 5


                   GENERAL FORM FOR REGISTRATION OF SECURITIES
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934



                                VIVRA INCORPORATED
                    ----------------------------------------
                     (Exact name of registrant as specified
                                 in its charter)



            Delaware                        94-3096645
    -----------------------            -------------------
 (State or other jurisdiction           (I.R.S. Employer
of incorporation or organization)      Identification No.)


                     400 Primrose, Suite 200
                   Burlingame, California 94010

        ---------------------------------------------------
        (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code:
                           (415) 348-8200








The undersigned registrant hereby amends its Form 10 (Commission File No. 1-10261) to refile Exhibit 4D, as set forth herein.

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Item 15.  Financial Statements and Exhibits.
          ---------------------------------

     The following exhibit is filed as a part of this Amendment to the Registrant's Registration Statement on Form 10:

     4D Amended and Restated Rights Agreement dated as of February 13, 1996 by and between Vivra Incorporated and The First National Bank of Boston, as Rights Agent.

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

     Dated:  February 14, 1996.

                                  VIVRA INCORPORATED



                                  By   /s/ Kent J. Thiry
                                     ---------------------------
                                           Kent J. Thiry
                                        President and Chief
                                         Executive Officer


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                                INDEX TO EXHIBITS
                                -----------------



Exhibit
Number                  Exhibit                         Page
-------                 -------                         ----

4D        Amended and Restated Rights Agreement           5
          dated as of February 13, 1996 by and
          between Vivra Incorporated and The First
          National Bank of Boston, as Rights Agent.

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